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                                                                   EXHIBIT 10.11


                 SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT


                  SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 20, 2004, among DHM HOLDING COMPANY, INC., a Delaware corporation ("Holdings"), DOLE HOLDING COMPANY, LLC, a Delaware limited liability company ("Intermediate Holdco"), DOLE FOOD COMPANY, INC., a Delaware corporation (the "U.S. Borrower"), SOLVEST LTD., a corporation organized under the laws of Bermuda (the "Bermuda Borrower" and, together with the U.S. Borrower, the "Borrowers"), the Lenders from time to time party to the Credit Agreement, and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:

                  WHEREAS, Holdings, Intermediate Holdco, the Borrowers, the Lenders, the Administrative Agent, the other Agents and the Joint Lead Arrangers are parties to a Credit Agreement, dated as of March 28, 2003 (as amended, modified and/or supplemented from time to time to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Credit Agreement Parties have requested certain amendments to the Credit Agreement, and a consent to certain provisions of the Credit Documents, in each case as more fully described below; and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement, and the Lenders wish to grant a consent to the provisions of certain Credit Documents, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:


I.       Amendments and Consent to Credit Agreement.

                  1. Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Credit Documents, the Lenders hereby (i) consent to the release of the security interests in (x) that certain parcel of Real Property owned by Standard Fruit Company de Costa Rica, S.A. identified as "Property Number 4-18628-000" and located in Horquetas, Sarapiqui, Heredia, Costa Rica, which security interests were granted in favor of Banco Cuscatlan, as trustee for the Collateral Agent and the other Secured Creditors, by means of a guaranty trust formed pursuant to a public deed executed on June 3rd, 2003 and
(y) certain other immaterial parcels of Real Property located in Costa Rica designated by Holdings to the Collateral Agent and otherwise acceptable to the Collateral Agent, and (ii) authorize the Collateral Agent to execute such documents, agreements and/or instruments and take such other actions as may be necessary to effectuate each such release.

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                  2. Section 8.11(a) of the Credit Agreement is hereby amended by inserting the following sentence at the end of said Section:

         "Notwithstanding any "after-acquired property" covenant contained in any Foreign Security Document requiring the grant of a mortgage in "after-acquired" Real Property of any Foreign Credit Party in favor of the Collateral Agent, no Foreign Credit Party shall be required to grant to the Collateral Agent an Additional Mortgage in any Real Property of such Foreign Credit Party acquired after the Initial Borrowing Date as otherwise required by the respective Foreign Security Document unless and until the grant of such Additional Mortgage would otherwise be required pursuant to the terms of this Section 8.11(a)."

                  3. Section 8.11 of the Credit Agreement is hereby further amended by inserting the following new clause (k) immediately following clause
(j) of said Section:

                  "(k) Notwithstanding any "after-acquired property" covenant contained in any Foreign Security Document requiring the grant of security interests in Property of any Foreign Credit Party in favor of the Collateral Agent (but subject to Sections 8.11(a) and (e)), no Foreign Credit Party shall be required to grant the Collateral Agent security interests in Property of such Foreign Credit Party acquired after the Initial Borrowing Date which does not constitute Real Property (all such Property, "After-Acquired Foreign Personal Property") and which is not covered already expressly by the respective Foreign Security Document as otherwise required by such Foreign Security Document if the gross book value of all After-Acquired Foreign Personal Property of such Foreign Credit Party (determined as of the last day of the calendar month then last ended) excluded from the pledge requirements pursuant to this clause (k) is less than $10,000,000, unless (and until) the aggregate gross book value of all After-Acquired Foreign Personal Property of all Foreign Credit Parties excluded from the pledge requirements pursuant to this clause (k) (determined as of the last day of the calendar month then last ended) exceeds $20,000,000, at which time the Foreign Credit Parties shall take all actions required to be taken pursuant to the respective Foreign Security Documents to grant the Collateral Agent a security interest in such theretofore excluded After-Acquired Foreign Personal Property as is required to cause the aggregate gross book value (determined as described above) of all After-Acquired Foreign Personal Property of all Foreign Credit Parties not then subject to a security interest in favor of the Collateral Agent pursuant to the relevant Foreign Security Documents not to exceed $5,000,000.".

                  4. Section 11 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

                  "After-Acquired Foreign Personal Property" shall have the meaning provided in Section 8.11(k).


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II.      Miscellaneous Provisions.

                  1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Sixth Amendment Effective Date, immediately after giving effect thereto; and

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Sixth Amendment Effective Date immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date immediately after giving effect thereto (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when each Credit Agreement Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113).

                  6. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Sixth Amendment Effective Date.

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                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                        DHM HOLDING COMPANY, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        DOLE HOLDING COMPANY, LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        DOLE FOOD COMPANY, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        SOLVEST, LTD.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: